UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
                                 _____________

                                  FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of report (Date of earliest event reported) May 29, 2008
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                                 Zanett, Inc.
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           (Exact name of registrant as specified in its charter)


Delaware                           001-32589                 56-4389547
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(State or other jurisdiction      (Commission              (IRS Employer
of incorporation)                  File Number)           Identification No.)


635 Madison Avenue, 15th Floor, New York, NY                        10022
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   (Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:  (646) 502-1800
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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]   Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act             (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act             (17 CFR 240.13e-4(c))

Item 8.       Other Information

On May 29, 2008, Zanett, Inc. (the "Company") received a letter (the "Letter") from the Nasdaq Stock Market ("NASDAQ") stating that the Nasdaq Hearings Panel (the "Panel") had granted the Company's request to remain listed on NASDAQ, subject to the condition that on or before July 23, 2008, the Company must have received a closing bid price of $1.00 or more for its common stock for a minimum of ten consecutive trading days.

Among the things the Panel considered in granting the Company's request were that the shareholders of the Company approved a one for four reverse stock split of the Company's common stock (the "Reverse Stock Split"), as described below, and the Company's recently reported 11% increase in revenue for the quarter ended March 31, 2008, as well as several other positive developments. The Panel may, in its discretion, require that the Company evidence a bid price of at least $1.00 for a period in excess of ten consecutive trading days before determining that the Company has complied with the terms of the exception and demonstrated the ability to maintain long term compliance with the minimum bid price requirement. In the event that the Company is unable to comply with all requirements for continued listing on NASDAQ, its securities may be suspended from trading.

As previously disclosed in Current Reports on Form 8-K filed with the Securities and Exchange Commission (the "SEC") filed on September 24, 2007 and on March 24, 2008, the Company received a letter from the NASDAQ on September 18, 2007 notifying it that the bid price per share for the Company's common stock has closed below the $1.00 minimum bid price requirement for 30 consecutive trading days and that, as a result, the Company no longer met the NASDAQ Capital Market's minimum bid price requirement for continued listing set forth in Marketplace Rule 4310(c)(4). On March 19, 2008, the Company received a letter from NASDAQ notifying the Company that the Company's common stock had not regained compliance with Marketplace Rule 4310(c)(4) and that the Company was not eligible for an additional 180 calendar day compliance period. On March 21, 2008, the Company's board of directors authorized the Reverse Stock Split. On March 24, 2008, the Company requested a hearing, which was held on April 24, 2008.

The Reverse Stock Split was approved by the Company's Shareholders at the Company's Annual Meeting of Shareholders which was held on May 20, 2008. The Company plans to effect the reverse stock split in early July.

A copy of the Letter (redacted for personal information) is included as
Exhibit 99.1 hereto and is incorporated herein by reference


Item 9.01 Financial Statements and Exhibits
(d) Exhibits.
Exhibit No. Description
99.1        Letter from NASDAQ dated May 29, 2008.



SIGNATURES
      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 ZANETT, INC.



Date:  June __, 2008         By: /s/ Claudio Guazzoni
                                 --------------------
                                 Claudio Guazzoni
                                 Chief Executive Officer



EXHIBIT INDEX

Exhibit No. Description
99.1     Letter from NASDAQ dated May 29, 2008.


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